UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 29, 2004
THORATEC CORPORATION

(Exact name of registrant as specified in its charter)
California

(State of Other Jurisdiction of Incorporation)

1-8145	94-2340464

(Commission File Number)	(IRS Employer Identification Number)

6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)
(925) 847-8600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
Signature
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

On July 29, 2004, Thoratec Corporation (the “Company”) issued a press release announcing its fiscal 2004 second quarter results, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

No.	Exhibit
99.1	Press Release, dated July 29, 2004, regarding fiscal 2004 second quarter results.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 29, 2004

THORATEC CORPORATION

	By:	/s/ M. Wayne Boylston

M. Wayne Boylston
Senior Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Thoratec Corporation, dated July 29, 2004.

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